UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2021

Chiasma, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	001-37500	76-0722250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

140 Kendrick Street, Building C East

Needham, Massachusetts 02494

(Address of principal executive office) (Zip Code)

(617) 928-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CHMA	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Merger Agreement

On May 4, 2021, Chiasma, Inc., a Delaware corporation (“Chiasma”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Amryt Pharma plc, a public limited company incorporated under the laws of England and Wales (“Amryt”), and Acorn Merger Sub, Inc., a Delaware corporation and an indirect wholly owned subsidiary of Amryt (“Merger Sub”), pursuant to which, subject to the satisfaction or waiver of the conditions therein, Merger Sub will merge with and into Chiasma (the “Merger”), with Chiasma surviving as a wholly owned subsidiary of Amryt Pharma Holdings Limited, a private company limited in English and Wales and a wholly owned subsidiary of Amryt. The Merger Agreement was approved by the members of the board of directors of Chiasma (the “Board”) and the Board resolved to recommend approval of the Merger Agreement to Chiasma’s stockholders. Capitalized terms not defined herein shall have the meanings ascribed to them in the Merger Agreement.

Subject to the terms of the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of Chiasma (the “Company Common Stock”) outstanding immediately prior to the Effective Time shall automatically be cancelled and converted into the right to receive 0.396 (the “Exchange Ratio”) of an American Depositary Share of Amryt (“Parent ADS”), with each Parent ADS representing five ordinary shares of Amryt, without interest but subject to any withholding required under applicable law (the “Merger Consideration”).

At the Effective Time, (i) each option to purchase shares of Company Common Stock (each, a “Company Stock Option”), whether or not then vested, that is outstanding and unexercised immediately prior to the Effective Time will be cancelled and converted automatically into an option to purchase Parent ADSs (each, an “Assumed Stock Option”) in accordance with a formula set forth in the Merger Agreement, on the same terms and conditions as were applicable under such Company Stock Option as of immediately prior to the Effective Time, (ii) each outstanding restricted stock unit with respect to shares of Company Common Stock that vests solely based on the passage of time (each, a “Company RSU Award”) that becomes vested in connection with the transactions contemplated by the Merger Agreement pursuant to the applicable terms shall be cancelled and converted automatically into the right to receive the Merger Consideration in the same manner as the other outstanding shares of Company Common Stock, and each outstanding Company RSU Award that remains outstanding immediately prior to the Effective Time shall be converted into a restricted stock unit award that represents the right to acquire Parent ADSs (each, an “Assumed RSU Award”) on the same terms and conditions as were applicable under such Company RSU Award as of immediately prior to the Effective Time, and (iii) immediately prior to the Effective Time, each warrant to purchase shares of Company Common Stock (each a “Company Warrant”) that is issued and outstanding immediately prior to the Effective Time and not exercised or expired pursuant to its terms at or immediately prior to the Effective Time, by virtue of the Merger and without any action on the part of Amryt, Chiasma or the holder thereof, shall be deemed to be net exercised immediately prior to the Effective Time and the shares of Company Common Stock issued to such holder of Company Warrant upon such net exercise immediately prior to the Effective Time will be treated at the Effective Time the same as, and have the same rights and be subject to the same conditions as, each share of Company Common Stock as described in the Merger Agreement.

The Merger Agreement contains customary representations, warranties and covenants of Chiasma, Amryt and Merger Sub, including, among others, covenants by Chiasma to conduct its business in the ordinary course of business during the period between execution of the Merger Agreement and consummation of the Merger (the “Closing”) and prohibiting Chiasma from engaging in certain kinds of activities during such period without the consent of Amryt.

The Merger Agreement contains a customary “no-shop” provision whereby, subject to certain exceptions, Chiasma will be prohibited from (i) soliciting, initiating, knowingly facilitating or knowingly encouraging any Company Acquisition Proposal or any Company Inquiry, (ii) entering into or participating in any discussions or negotiations regarding, furnishing to any third party any information, or otherwise assisting, participating in, knowingly facilitating or knowingly encouraging any third party, in each case, in connection with or for the purposes of knowingly encouraging or facilitating a Company Acquisition Proposal or Company Inquiry, (iii) approving, recommending or entering into, or proposing to approve, recommending or entering into, any letter of intent or similar document, agreement, commitment or agreement in principle (whether written or oral, binding or nonbinding) with respect to a Company Acquisition Proposal, (iv) granting any waiver, amendment or release under any standstill or confidentiality agreement with respect to a Company Acquisition Proposal or any Company Inquiry, or (v) withdrawing or qualifying or modifying in any manner adverse to Amryt or Merger Sub the recommendation of the Board that Chiasma’s stockholders adopt the Merger Agreement, subject to certain exceptions.

Completion of the Merger is subject to customary closing conditions, including: (i) the adoption of the Merger Agreement by Chiasma’s stockholders; (ii) approval of transaction-related matters by Amryt’s shareholders; (iii) the absence of any law or order prohibiting consummation of the Merger; (iv) Amryt’s registration statement on Form F-4 having been declared effective by the U.S. Securities and Exchange Commission (the “SEC”); (v) Amryt’s shareholder circular having been made available to Amryt’s shareholders; (vi) the Parent ADSs to be issued in connection with the Merger (and the Parent Ordinary Shares represented thereby) having been approved for listing on the Nasdaq and, if applicable, the London Stock Exchange not having informed Amryt that the Parent Ordinary Shares underlying such Parent ADSs will not be admitted to trading on AIM; (vii) the expiration or early termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended; (viii) accuracy of the other party’s representations and warranties, subject to certain materiality standards set forth in the Merger Agreement; (ix) compliance by the other party in all material respects with such other party’s obligations under the Merger Agreement; (x) the absence of a material adverse effect (as defined in the Merger Agreement) with respect to each party; and (xi) the receipt by Chiasma of a tax opinion as to certain tax matters.

Each of Chiasma and Amryt may terminate the Merger Agreement in certain circumstances, including if: (i) the Merger is not completed by December 1, 2021; (ii) a governmental authority of competent jurisdiction has issued a final non-appealable injunction or other order prohibiting the Merger; (iii) Chiasma’s stockholders fail to adopt the Merger Agreement; (iv) Amryt’s shareholders fail to approve the transaction-related matters contemplated by the Merger Agreement; (v) prior to the other party obtaining the approval of its shareholders, (1) the other party’s board of directors has changed its recommendation in favor of the Merger, (2) a tender or exchange offer has commenced which the other party has not recommended rejection of within ten business days after such commencement, (3) the other party fails to publicly reaffirm its board recommendation in certain instances or (4) the other party has materially breached its non-solicitation obligations or its obligation to call a meeting of its stockholders; (vi) the other party breaches its representations, warranties or covenants in the Merger Agreement in a way that would entitle the party seeking to terminate the Merger Agreement not to consummate the Merger, subject to the right of the breaching party to cure the breach; or (vii) subject to compliance with specified process and notice requirements, in order to enter into an agreement providing for a Company Superior Proposal or Parent Superior Proposal, as applicable.

Under the Merger Agreement, Chiasma will be required to make a payment to Amryt equal to $8,000,000 if the Merger Agreement is terminated in certain circumstances, including because of the instances described in clause (v) or clause (vii) above, or because of clause (iii) above if prior to such termination and after the date of the Merger Agreement, a Company Acquisition Proposal is publicly announced and within 12 months after the date of such termination, Chiasma or any of its affiliates enters into a definitive agreement relating to, or consummates, a Company Acquisition Proposal for 50% or more of Chiasma’s assets, net revenues or net incomes, or outstanding equity securities. Amryt will be required to make a payment to Chiasma equal to $5,000,000 if the Merger Agreement is terminated in certain circumstances, including because of the instances described in clause (v) or clause (vii) above, or because of clause (iv) above if prior to such termination and after the date of the Merger Agreement, a Parent Acquisition Proposal is publicly announced and within 12 months after the date of such termination, Amryt or any of its affiliates enters into a definitive agreement relating to, or consummates, a Parent Acquisition Proposal for 50% or more of Amryt’s assets, net revenues or net incomes, or outstanding equity securities.

Chiasma will be required to make a payment to Amryt equal to $3,500,000 if the Merger Agreement is terminated because Chiasma’s stockholders fail to adopt the Merger Agreement, and Amryt will be required to make a payment to Chiasma equal to $3,500,000 if the Merger Agreement is terminated because Amryt’s shareholders fail to approve the transaction-related matters contemplated by the Merger Agreement.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which accompanies this Current Report on Form 8-K as Exhibit 2.1 and which is incorporated herein by reference.

The Merger Agreement is attached to provide investors with information regarding its terms and is not intended to provide any other factual information about Chiasma, Amryt or Merger Sub. The Merger Agreement also contains representations and warranties of each of Chiasma, Amryt and Merger Sub. The assertions embodied in those representations and warranties were made for purposes of the Merger Agreement and are subject to qualifications and limitations agreed to by the respective parties in connection with negotiating the terms of the Merger Agreement, including information contained in certain disclosures between the parties. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual statements of facts or circumstances, since they were only made as of a specific date and are modified in important part by the disclosures between the parties. In addition, certain representations and warranties may be subject to a contractual standard of materiality different from what might be viewed as material to security holders, or may have been used for purposes of allocating risk between the respective parties rather than establishing matters of fact. Moreover, information concerning the subject matter of such representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Chiasma’s or Amryt’s public disclosures.

Voting Agreements

In connection with the execution of the Merger Agreement, certain stockholders of Amryt and Chiasma holding approximately 34% and 10% respectively, of the companies’ outstanding voting shares entered into voting and transaction support agreements with Amryt (the “Company Voting Agreements”) and Chiasma, as applicable (the “Parent Voting Agreements” and together with the Company Voting Agreements, the “Voting Agreements”).

Pursuant to the Voting Agreements, the securityholders of Amryt and Chiasma, as applicable, have agreed, among other things, to: (i) vote their beneficially owned securities of Amryt or Chiasma, as applicable, (1) in favor of the transactions contemplated by the Merger Agreement, including any matter necessary for the consummation of the Merger, (2) in favor of any proposal to adjourn or postpone any meeting of shareholders at which any of the foregoing matters are submitted for consideration and vote of the shareholders if there are not sufficient votes for approval of any such matters on the date on which the meeting is held, (3) against any third-party acquisition transactions, (4) against any other proposal that could reasonably be expected to result in a breach of any covenant, representation or warranty under the Merger Agreement or any obligation of the securityholder under the Voting Agreement and (5) against any other proposal that could reasonably be expected to impeded, delay or adversely affect the timely consummation of the transactions contemplated by the Merger Agreement; and (ii) comply with certain restrictions on the disposition of such shares, in each case subject to the terms and conditions contained therein.

The Voting Agreements will terminate upon the earliest to occur of: (i) the Effective Time; (ii) the termination of the Merger Agreement pursuant to and in compliance with its terms; (iii) a change of recommendation of the board of directors of Amryt or Chiasma, as applicable, in accordance with the Merger Agreement; (iv) as to the securityholder that is party to the Voting Agreement, (1) any amendment to the Merger Agreement effected without such securityholder’s prior written consent that increases (with respect to securityholders of Amryt) or decreases (with respect to securityholders of Chiasma) the amount or changes the form of the Merger Consideration or (2) any waiver or amendment to the Merger Agreement effected without the securityholder’s prior written consent that otherwise materially and adversely affects such securityholder; and (v) as to the securityholder, the written agreement of Amryt or Chiasma, as applicable, and the securityholder.

The foregoing description of the Voting Agreements do not purport to be complete and are subject to, and qualified in their entirety by, references to the form of the Company Voting Agreement, which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference and to the form of Parent Voting Agreement, which is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01	Other Events.

Postponement of Annual Meeting

Chiasma has postponed the date of its 2021 Annual Meeting of Stockholders, previously scheduled to be held on June 10, 2021, pending Chiasma’s proposed merger with Amryt.

Forward-Looking Statements

This communication relates to a proposed business combination transaction between Amryt and Chiasma. This communication includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events and anticipated results of operations, business strategies, the anticipated benefits of the proposed transaction, the anticipated impact of the proposed transaction on the combined company’s business and future financial and operating results, the expected amount and timing of synergies from the proposed transaction, the anticipated closing date for the proposed transaction and other aspects of our operations or operating results. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the combined companies or the price of Amryt or Chiasma stock. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; the effect of the announcement of the merger on the ability of Amryt or Chiasma to retain and hire key personnel and maintain relationships with customers, suppliers and others with whom Amryt or Chiasma do business, or on Amryt’s or Chiasma’s operating results and business generally; risks that the merger disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; the outcome of any legal proceedings related to the merger; the ability of the parties to consummate the proposed transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the proposed transaction, including the ability to secure regulatory approvals on the terms expected, at all or in a timely manner; the ability of Amryt to successfully integrate Chiasma’s operations; the ability of Amryt to implement its plans, forecasts and other expectations with respect to Amryt’s business after the completion of the transaction and realize expected synergies; and business disruption following the merger. These risks, as well as other risks related to the proposed transaction, will be included in the registration statement on Form F-4, and if necessary, the registration on Form F-6, and proxy statement/prospectus that will be filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed transaction. While the list of factors presented here is, and the list of factors to be presented in the registration statement on Form F-4, and if necessary, the registration on Form F-6, are, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, see the section entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Amryt’s Registration Statement on Form F-1 filed with the SEC on June 23, 2020, as amended, and Chiasma’s most recent Quarterly Reports on Form 10-Q and Annual Report on Form 10-K. The forward-looking statements included in this communication are made only as of the date hereof. Neither Amryt nor Chiasma undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except as required by law.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find It

In connection with the proposed transaction, Amryt intends to file with the SEC a registration statement on Form F-4 that will include a proxy statement of Chiasma and that also constitutes a prospectus of Amryt, and each of Chiasma and Amryt may file with the SEC other documents regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that Amryt or Chiasma may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Amryt and Chiasma. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM F-4 AND THE PROXY STATEMENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT AMRYT, CHIASMA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents, once such documents are filed with the SEC, free of charge through the website maintained by the SEC at www.sec.gov or from Amryt at its website, https://amrytpharma.com, or from Chiasma at its website, https://chiasma.com. Documents filed with the SEC by Amryt will be available free of charge by accessing Amryt’s website under the heading Investors, or, alternatively, by contacting Amryt’s Investor Relations department at ir@amrytpharma.com, and documents filed with the SEC by Chiasma will be available free of charge by accessing Chiasma’s website at https://chiasma.com under the heading News and Investors or, alternatively, by contacting Chiasma’s Investor Relations department at investor.relations@chiasmapharma.com.

Participants in the Solicitation

Amryt and Chiasma and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Chiasma in respect of the proposed transaction under the rules of the SEC. Information about Chiasma’s directors and executive officers is available in Chiasma’s definitive proxy statement dated April 26, 2021 for its 2021 Annual Meeting of Stockholders. Information about Amryt’s directors and executive officers is available in Amryt’s Registration Statement on Form F-1 filed with the SEC on June 23, 2020, as amended. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Chiasma or Amryt using the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated May 4, 2021, by and among Amryt Pharma plc, Acorn Merger Sub, Inc. and Chiasma, Inc.(1)

99.1	Form of Company Voting Agreement.

99.2	Form of Parent Voting Agreement.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

(1)

Certain schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K promulgated by the SEC. Chiasma agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 5, 2021	Chiasma, Inc.

	By:	/s/ John Doyle
John Doyle
Senior Vice President, Chief Financial Officer